SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 24, 2004
                        (date of earliest event reported)


                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.


           Delaware                   333-67140           94-2528990

        (State or other             (Commission           (IRS Employer
        jurisdiction of              File Number)         Identification
        Incorporation)                                    Number)



                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (206) 377-8555




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Item 5.   Other Events.

The Pooling and Servicing Agreement related to each series of the registrant's Mortgage Pass-Through Certificates (each, a "Pooling Agreement") issued during the year 2003 requires a statement from a firm of independent public accountants to be furnished to the trustee.

One such statement is prepared by such firm for all of the Pooling Agreements and also includes information concerning similar agreements.

Such statements are attached hereto as Exhibit 99.1.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibit is filed herewith:

         99.1     Report of Independent Public Auditors.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2004

                                     WASHINGTON MUTUAL MORTGAGE SECURITIES
                                     CORP.
                                     (Registrant)

                                     By: /s/ David H. Zielke
                                     -----------------------------------
                                     David H. Zielke
                                     First Vice President and Counsel
                                     (Authorized Officer)







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